As filed with the U.S. Securities and Exchange Commission on May 11, 2017

1933 Act File No. 333-217208

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.  1   [X]                                                                                                                  Post-Effective Amendment No. ___ [  ]

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices, Zip Code)

(414) 287-3700
(Registrant’s Telephone Number)

James R. Arnold, President and Principal Executive Officer
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to:

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Purpose of the filing: The Board of Trustees has approved the reorganization of the Tortoise North American Energy Independence Fund into the Tortoise Select Opportunity Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

MANAGED PORTFOLIO SERIES

Tortoise North American Energy Independence Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-TCA-FUND
(1-855-822-3863)
May 18 , 2017

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Tortoise North American Energy Independence Fund (the “Energy Independence Fund”), a series of Managed Portfolio Series (the “Trust”).  After careful consideration, Tortoise Capital Advisors, L.L.C. (“Tortoise”), the Energy Independence Fund’s investment adviser, recommended, and the Trust’s Board of Trustees (the “Board”) approved, the reorganization of the Energy Independence Fund into the Tortoise Select Opportunity Fund (the “Select Opportunity Fund”), an existing series of the Trust (the “Reorganization”).  Tortoise also serves as the investment adviser to the Select Opportunity Fund.

As further explained in the enclosed information statement/prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Energy Independence Fund will be exchanged for shares of the corresponding class of the Select Opportunity Fund at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders. You may, however, purchase and redeem shares of the Energy Independence Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Select Opportunity Fund received in connection with the Reorganization.

More information on the Select Opportunity Fund, reasons for the proposed Reorganization and benefits to Energy Independence Fund shareholders is contained in the enclosed information statement/prospectus.  You should review the information statement/prospectus carefully and retain it for future reference.  Shareholder approval is not required to effect the Reorganization, which is expected to close on or about June 19, 2017.

Sincerely,

/s/ James R. Arnold
James R. Arnold, President
Managed Portfolio Series

INFORMATION STATEMENT/PROSPECTUS

May 12 , 2017

REORGANIZATION OF

TORTOISE NORTH AMERICAN ENERGY INDEPENDENCE FUND
A series of Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-TCA-FUND
(1-855-822-3863)

IN EXCHANGE FOR SHARES OF

TORTOISE SELECT OPPORTUNITY FUND
A series of Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-TCA-FUND
(1-855-822-3863)

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement/prospectus is being furnished to shareholders of the Tortoise North American Energy Independence  Fund (the “Target Fund” or the “Energy Independence Fund”), a series of Managed Portfolio Series (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between the Trust, on behalf of the Tortoise Select Opportunity Fund (the “Acquiring Fund” or the “Select Opportunity Fund”), a series of the Trust, and the Trust, on behalf of the Target Fund.  The Reorganization Agreement provides for the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).  The Trust is an open-end investment management company organized as a Delaware statutory trust. Tortoise Capital Advisors, L.L.C. (“Tortoise”) is the investment advisor to both the Target Fund and the Acquiring Fund.  Tortoise will continue to be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

If you need additional copies of this information statement/prospectus, please contact the Energy Independence Fund at 1-855-TCA-FUND (1-855-822-3863) or in writing at Tortoise Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Additional copies of this information statement/prospectus will be delivered to you promptly upon request.  For a free copy of the Energy Independence Fund’s annual report for the fiscal year ended November 30, 2016 or its most recent semi-annual report, please contact the Energy Independence Fund at 1-855-TCA-FUND (1-855-822-3863), or in writing at Tortoise North American Energy Independence Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

How the Reorganization Will Work

•	The Target Fund will transfer all of its assets and liabilities to the Acquiring Fund.

•
The Acquiring Fund will issue that number of shares of its common stock to the Target Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Target Fund on the last business day preceding the closing of the Reorganization.

i

•
The Acquiring Fund will open accounts for the Target Fund shareholders, crediting the shareholders, in exchange for their shares of the Target Fund, with that number of full and fractional shares of the corresponding class of the Acquiring Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Target Fund at the time of the Reorganization.

•	The Trust will then dissolve the Target Fund.

Tortoise and the Board carefully considered the proposed Reorganization, as well as potential alternatives for the Target Fund, including the liquidation of the Target Fund and the continued viability of the Target Fund as a stand alone entity.  After careful consideration, the Board approved the Reorganization.  A copy of the form of the Reorganization Agreement is attached to this information statement/prospectus as Appendix A.  The Reorganization Agreement is not required to be approved by the shareholders of the Target Fund.  Accordingly, shareholders of the Target Fund are not being asked to vote on or approve the Reorganization Agreement.

This information statement/prospectus sets forth the basic information regarding the Reorganization.  You should read it and keep it for future reference.

For simplicity, actions are described in this information statement/prospectus as being taken by either the Target Fund or the Acquiring Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken by the Trust on behalf of the Funds.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this information statement/prospectus:

•
The Prospectus and Statement of Additional Information for both the Target Fund and the Acquiring Fund, dated March 30, 2017, are incorporated by reference to Post-Effective Amendment No. 285 to Trust’s Registration Statement on Form N‑1A (File No. 811-22525), filed with the SEC on March, 29 2017.

•
The audited financial statements of the Target Fund and the Acquiring Fund dated November 30, 2016 are incorporated by reference to the Annual Report of the Funds for the fiscal year ended November 30, 2016, filed on Form N-CSR (File No. 811-22525) with the SEC on January 30, 2017.

•	The Statement of Additional Information relating to this information statement/prospectus dated May 12, 2017.

This information statement/prospectus will be mailed on or about May 18, 2017 to shareholders of record of the Target Fund as of April 17, 2017 (the “Record Date”).

Copies of these materials and other information about the Trust, the Target Fund and the Acquiring Fund are available upon request and without charge by writing to the address below, by visiting the Funds’ website at www.tortoiseadvisors.com, or by calling the telephone number listed as follows:

Tortoise Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-TCA-FUND
(1-855-822-3863)

Shareholder approval is not required to effect the Reorganization.  No action on your part is required to effect the Reorganization.

The SEC has not approved or disapproved the Acquiring Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this information statement/prospectus.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this information statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

ii

SUMMARY

The following is a summary of more complete information appearing later in this information statement/prospectus or incorporated herein.  You should read carefully the entire information statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used in this information statement/prospectus, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund; (2) the issuance of shares of common stock by the Acquiring Fund to the Target Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Target Fund on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Acquiring Fund for the Target Fund shareholders, the crediting of Target Fund shareholders, in exchange for their shares of the Target Fund, with that number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate net asset value to the aggregate net asset value of  the shareholders’ shares in the Target Fund at the time of the Reorganization; and (4) the dissolution of the Target Fund.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this information statement/prospectus.

After careful consideration, the Board has determined that merging the Target Fund into the Acquiring Fund is likely to result in lower fees and expenses and increased economies of scale, and is, therefore, in the best interests of the shareholders of the Target Fund.  While it is anticipated that the Acquiring Fund may experience increased economies of scale as a result of the Reorganization, it is possible that such economies may not be realized.  The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Tortoise.

Comparison of the Target Fund to the Acquiring Fund

The following table presents a side-by-side comparison of the Target Fund to the Acquiring Fund.  The Funds have identical investment objectives.  The differences in the Funds’ investment strategies are set forth in the table below under “Investment Strategies” and “Primary Investments.”

	Target Fund	Acquiring Fund
Form of Organization	A non-diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust.	Same.
Share Classes	Investor Class, Institutional Class and C Class	Investor Class, Institutional Class, C Class and T Class
Net Assets as of April 30, 2017	$5,679,190.53	$54,731,074.45
Investment Advisor and Investment Committee/Portfolio Managers
Investment Adviser:
Tortoise Capital Advisors, L.L.C. (“Tortoise”)

Investment Committee and Portfolio Managers:
H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr.
Investment Adviser: Same. Investment Committee and Portfolio Managers: Same.

Target Fund	Acquiring Fund
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year
The total operating expense ratio for the fiscal year ended November 30, 2016 was 6.53%, 6.28% and 7.28% for the Investor Class, Institutional Class and C Class, respectively.  After giving effect to the operating expenses limitation agreement, the total operating expenses for the Investor Class, Institutional Class and C Class were 1.35%, 1.10% and 2.10%, respectively.

The total operating expense ratio for the fiscal year ended November 30, 2016 was 1.95%, 1.70% and 2.70% for the Investor Class, Institutional Class and C Class, respectively.  After giving effect to the contractual operating expenses limitation agreement, the total operating expenses for the Investor Class, Institutional Class and C Class were 1.35%, 1.10% and 2.10%, respectively.

Investment Objective	Total return.	Same.
Primary Investments
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies.  A company is considered a North American energy company if (i) it is organized under the laws of a country located in, or maintains its principal place of business in, North America and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or providing associated transportation, processing, storage, servicing and equipment.  In addition, the Fund will typically invest at least 70% of its total assets in securities of upstream energy companies.  A company is considered to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system..

Under normal circumstances, the Acquiring Fund invests primarily in the securities of North American energy companies or other companies that benefit from the operations of such North American energy companies (“Beneficiaries”).  North American energy companies and Beneficiaries are defined to include the following:

• Upstream Companies that explore, develop, complete, drill or produce crude oil, condensate, natural gas and natural gas liquids;
• Midstream Companies that transport, process, gather and store such commodities and their derivative products such as diesel, gasoline and jet fuel;
• Downstream Companies that are providers of electric power generation (including renewable energy), transmission and distribution, as well as distributors, marketers and downstream users of energy such as refiners, industrial and petrochemical companies; and
• North American Energy Beneficiaries that are expected to directly or indirectly benefit from North American energy development, such as companies engaged in oilfield servicing, steel production, manufacturing, engineering, and non-pipeline transportation and logistics companies, such as railroads and shipping companies.

Investment Strategies
Investment Strategies.  The Fund seeks to invest in a portfolio of equity securities of companies that provide access to North American oil and gas production growth, which supports energy independence. The Fund intends to focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs, and that generally have a strong presence in North American oil or gas reservoirs, including shale. The Fund is non-diversified.

Investment Strategies.  Tortoise attempts to make investments in companies across the North American energy value chain that it believes are, or will be, in a unique position to benefit from changing dynamics, themes, catalysts and opportunities.  Examples include changing market trends, infrastructure constraints, supply/demand imbalances, price differentials, valuation and structural disparities, mergers and acquisitions, restructuring, paradigm shifts and company specific events impacting North American energy companies or their Beneficiaries. Tortoise intends to utilize a flexible strategy to seek exposure to such dynamics, themes, catalysts and opportunities in different proportions at different times. The Fund’s mix of portfolio holdings may change over time based upon Tortoise’s assessment of market and economic conditions.

Target Fund	Acquiring Fund

The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in North American energy companies.

MLP common units represent an equity ownership interest in an MLP.  Some energy companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes.  The Fund may invest in LLC common units which represent an ownership interest in the LLC.  Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC.  Securities of MLP affiliates also include publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of an MLP.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.  Issuers of MLP I-Shares are corporations and not partnerships for tax purposes.  As a result, MLP I-Shares are not subject to this limitation.

The Fund may write call options on securities, but will only do so on securities it holds in its portfolio (i.e., covered calls).

The Fund seeks to achieve its investment objective by investing typically in common stocks issued by 15 to 40 companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Fund is non-diversified.

In addition, the Fund may invest in master limited partnerships (“MLPs”).  Tortoise does not anticipate that the Fund will significantly invest in MLPs in all circumstances and market conditions, and the Fund often may not be invested in MLPs at all.  However, in certain circumstances, in anticipation of or response to specific changing dynamics, catalysts, and opportunities, the Fund may invest up to 25% of its total assets in MLPs that Tortoise believes will benefit from such conditions.  MLPs are publicly traded companies organized as limited partnerships or limited liability companies (“LLCs”) and treated as qualified publicly traded partnerships for federal income tax purposes.  Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships. The Fund may invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own, directly or indirectly.  I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC.  Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes. As a result, MLP I-Shares are not subject to this limitation

Target Fund	Acquiring Fund

Under normal circumstances, the Fund may invest up to: (i) 20% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by Tortoise to be of comparable credit quality; (iii) 15% of its net assets in illiquid securities; and (iv) 10% of its total assets in securities of any issuer.  The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

Tortoise seeks to invest in securities that offer attractive total returns over the long-term. Tortoise’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Primary emphasis will be placed on proprietary models constructed and maintained by Tortoise’s in-house investment team, although Tortoise may use research provided by broker-dealers and investment firms. To determine whether a company meets Tortoise’s selection criteria, Tortoise generally looks for companies that have the following attributes: production volume growth potential of crude oil, natural gas or NGLs; substantial acreage interests in premier North American oil and gas reservoirs including shale; efficient asset operations; experienced, disciplined management teams; and total return potential.

Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any maturity or issuer, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by Tortoise to be of comparable credit quality; (iii) 15% of its net assets in illiquid securities; and (iv) 15% of its total assets in securities of any issuer. The Fund may in certain market conditions seek to hedge investments or realize additional return through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.

The Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

Tortoise seeks to invest in securities that offer attractive total returns over the long-term. Tortoise’s investment process utilizes its unique position and expertise within the energy sector to identify dynamics, catalysts, and opportunities across the entire North American energy value chain and then allocate the Fund’s assets among those securities it believes have the most potential to be impacted by them. Tortoise evaluates selected securities using fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.  In conducting this analysis, Tortoise relies primarily on proprietary models constructed and maintained by Tortoise’s in-house investment team, although it may use research provided by broker-dealers and investment firms.

Target Fund	Acquiring Fund
Temporary Strategies
At Tortoise’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Same.
Fundamental and Non-Fundamental Investment Policies and Restrictions
For a more complete description of the Fund’s fundamental and non-fundamental investment policies and restrictions, see “Additional Information About the Funds,” below.

In general, the Fund has adopted fundamental policies that, subject to certain exceptions, restrict the Fund with respect to the following activities: (1) investing more than 25% of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in the energy industry; (2) purchasing or selling real estate or interests in real estate; (3) underwriting securities of other issuers; (4) loaning money; (5) borrowing money, issuing senior securities or pledging its assets; and (6) purchasing or selling physical commodities or commodities contracts.

The Fund has the same fundamental investment restrictions.

The Fund has also adopted non-fundamental policies with respect to the following activities: (1) under normal circumstances, the Fund may invest up to 30% of its total assets in securities denominated in the currency of a non-North American country; (2) under normal circumstances, the Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade by an NRSRO or judged by Tortoise to be of comparable credit quality; (3) under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid securities; and (4) under normal circumstances, the Fund may invest up to 15% of its total assets in securities of any one issuer.

Target Fund	Acquiring Fund

The Fund may not change its fundamental policies without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act.

The Fund has also adopted non-fundamental policies with respect to the following activities: (1) under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies; (2) under normal circumstances, the Fund will typically invest at least 70% of its total assets in securities of upstream energy companies; (3) under normal circumstances, the Fund may invest up to 20% of its total assets in securities denominated in the currency of a non-North American country; (4) under normal circumstances, the Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by Tortoise to be of comparable credit quality; (5) under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid securities; (6) under normal circumstances, the Fund may invest up to 10% of its total assets in securities of any one issuer; (7) the Fund will not invest in private companies; and (8) the Fund  will not engage in short sales of securities.

The Fund may change its non-fundamental restrictions without obtaining the approval of its shareholders, but the change will only be effective after prior written notice is given to Fund shareholders.  The Fund must also provide 60 days’ prior written notice to shareholders if the Board of Trustees changes its policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies.
The Fund may change its non-fundamental restrictions without obtaining the approval of its shareholders, but the change will only be effective after prior written notice is given to Fund shareholders.
Management and Other Fees	Management Fee. The Fund pays a management fee to Tortoise of 0.85% of the Fund’s average daily net assets.	Management Fee. Same. Other Fees. Same. Operating Expenses Limitation Agreement. Same.

Target Fund	Acquiring Fund

Operating Expenses Limitation Agreement. Pursuant to an Operating Expenses Limitation Agreement between Tortoise and the Fund, Tortoise has agreed to reimburse each Fund for its operating expenses, in order to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.  Expenses reimbursed by Tortoise may be recouped by Tortoise for a period of thirty-six months following the date on which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment.

Other Fees.  The Fund pays a separate fee for administration, fund accounting and transfer agency services to U.S. Bancorp Fund Services, LLC (“USBFS”).  Additionally, the Fund pays separate fees for custodial services to U.S. Bank National Association (“US Bank”).

Sales Charges
The Fund charges a maximum front-end sales charge of 5.75% on purchases of Investor Class shares. The Fund charges a 1.00% contingent deferred sales charge on redemptions of C Class shares made within 12 months of purchase.
Same. In addition, the Fund offers T Class shares which are subject to a 2.50% maximum front-end sales charge.
Distribution and Rule 12b-1 Fees
The Fund has entered into a Distribution Agreement with Quasar Distributors, LLC. The Fund has adopted a Rule 12b-1 plan under which the Fund is authorized to pay an aggregate fee of up to 0.25% of the average daily net assets of Investor Class shares and 1.00% of the average daily net assets of C Class shares.
Same. In addition, the Fund has adopted a Rule 12b-1 plan under which the Fund is authorized to pay an aggregate fee of up to 0.25% of the average daily net assets of T Class shares.

Comparison of Principal Risks of Investing in the Funds

A discussion regarding principal risks of investing in the Funds is set forth below.  Where applicable, differences between the Target Fund and the Acquiring Fund have been highlighted.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in each Fund’s Prospectus and the Statement of Additional Information.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  The following are the principal risks that could affect the value of your investment:

General Market Risk (Both Funds).  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk (Both Funds).  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if Tortoise cannot successfully implement the Fund’s investment strategies.

Concentration Risk (Both Funds).  The Fund’s strategy of focusing its investments in North American energy companies (or, in the case of the Select Opportunity Fund, other companies that benefit from the operations of such North American energy companies) means that the performance of the Fund will be closely tied to the performance of the energy industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk (Both Funds).  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk (Both Funds).  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk (Both Funds).  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

MLP Risk (Both Funds).  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP.  Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk (Both Funds).  The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP.  The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.  Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

Debt Securities Risks (Both Funds).  Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates.

Below Investment Grade Debt Securities Risk (Both Funds).  Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by Tortoise (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large-Cap, Mid-Cap and Small-Cap Companies Risk (Both Funds).  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Investment Company and RIC Compliance Risk (Target Fund).  The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.  The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income.  If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates.  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

RIC Compliance Risk (Acquiring Fund).  The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, which allows the Fund to avoid paying taxes at regular corporate rates on its income, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.  Compliance with the asset diversification test applicable to RICs presents challenges and will require careful, ongoing monitoring. If market valuations cause asset diversification to exceed RIC limitations, incremental investment opportunities will be limited until the Fund is in compliance.  The Fund’s relatively small number of holdings, coupled with its potential investments in MLPs, may present unusual challenges in qualifying each year as a RIC.

Cybersecurity Risk (Both Funds).  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk (Acquiring Fund).  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk

Covered Call Option Risk (Target Fund).  If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Leverage Risk (Acquiring Fund). The Fund’s use of leverage through borrowing and short sales may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Counterparty Credit Risk (Acquiring Fund).  Counterparty credit risk is the risk that a counterparty may default.  If the counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Illiquid/Restricted Securities Risk (Both Funds).  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Short Sale Risk (Acquiring Fund).  In connection with establishing a short position in a security or index, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.

Asset Segregation Risk (Acquiring Fund).  Under applicable law, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to short sales and investments in derivatives. Segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Energy Industry Risk (Both Funds).  Companies in the energy industry (or, in the case of the Select Opportunity Fund, other companies that benefit from the operations of North American energy companies) are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Past Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Funds.  The bar chart shows changes in the annual total returns from year to year for each Fund’s Institutional Class.  Following the bar chart is each Fund’s highest and lowest quarterly return during the periods shown in the bar chart.  The performance table that follows shows how the Funds’ average annual total returns over time compare with broad-based market indexes and more specialized sector indexes.  Fund returns shown in the performance table reflect the maximum sales charge of 5.75% for the Funds’ Investor Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

ENERGY INDEPENDENCE FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2017) =  -6.45%
Best Quarter: Q2 2016 20.77%
Worst Quarter: Q3 -22.67%

SELECT OPPORTUNITY FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2017) =  -5.04%
Best Quarter: Q2 2014 12.82%
Worst Quarter: Q3 2015 -22.48%

Average Annual Total Returns

Average Annual Total Returns for the periods ended December 31, 2016
ENERGY INDEPENDENCE FUND	One Year	Since Inception (April 1, 2013)
Institutional Class
Return Before Taxes	51.09%	-1.15%
Return After Taxes on Distributions	51.09%	-1.76%
Return After Taxes on Distributions and Sale of Fund Shares	28.92%	-1.08%
Investor Class
Return Before Taxes	42.11%	-2.92%
C Class
Return Before Taxes	48.65%	-2.13%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.42%
TNEP(1) (reflects no deduction for fees, expenses or taxes)	39.27%	-5.62%
(1)
The Tortoise North American Oil & Gas Producers Index SM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs).

Average Annual Total Returns for the periods ended December 31, 2016(1)
SELECT OPPORTUNITY FUND	One Year	Since Inception (September 30, 2013)
Institutional Class
Return Before Taxes	28.03%	1.02%
Return After Taxes on Distributions	27.90%	0.82%
Return After Taxes on Distributions and Sale of Fund Shares	15.97%	0.73%
Investor Class
Return Before Taxes	20.50%	-1.04%
C Class
Return Before Taxes	25.73%	0.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	11.53%
S&P Energy Select Sector® Index (reflects no deduction for fees, expenses or taxes)	28.24%	-0.39%
(1)
No returns are shown for T Class Shares because T Class Shares did not have a full calendar year of performance prior to the date of this information statement/prospectus. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The Funds’ Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the Target Fund compared to those of the Acquiring Fund (based on the fiscal year ended November 30, 2016) and the pro forma fees and expenses of the Acquiring Fund for the same period assuming the Reorganization had occurred on November 30, 2016.  As a result of the reorganization, annual fund operating expenses (before expense reimbursement) will be lower for Target Fund shareholders.

Summary of Fund Fees and Expenses

Investor Class Shares

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None(1)	None(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	5.43%	0.85%	0.80%
Total Annual Fund Operating Expenses	6.53%	1.95%	1.90%
Less: Expense Reimbursement (2)	(5.18)%	(0.60)%	(0.55)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.35%	1.35%	1.35%
(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions.  If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
Tortoise has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Target Fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Target Fund or the Acquiring Fund. Expenses reimbursed by Tortoise may be recouped by Tortoise for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	5.43%	0.85%	0.80%
Total Annual Fund Operating Expenses	6.28%	1.70%	1.65%
Less: Expense Reimbursement (1)	(5.18)%	(0.60)%	(0.55)%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.10%	1.10%	1.10%

(1)
Tortoise has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Target Fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Target Fund or the Acquiring Fund. Expenses reimbursed by Tortoise may be recouped by Tortoise for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.

C Class Shares

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	1.00(1)	1.00(1)	1.00(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	5.43%	0.85%	0.80%
Total Annual Fund Operating Expenses	7.28%	2.70%	2.65%
Less: Expense Reimbursement (2)	(5.18)%	(0.60)%	(0.55)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	2.10%	2.10%	2.10%
(1)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
Tortoise has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Target Fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund. Expenses reimbursed by Tortoise may be recouped by Tortoise for a period of thirty-six months years following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.

Example of Effect on Fund Expenses

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class Shares

	1 Year	3 Years	5 Years	10 Years
Target Fund	$705	$1,961	$3,179	$6,065
Acquiring Fund	$705	$1,097	$1,514	$2,673
Acquiring Fund (pro forma)	$705	$1,087	$1,494	$2,627

Institutional Class Shares

	1 Year	3 Years	5 Years	10 Years
Target Fund	$112	$1,400	$2,656	$5,657
Acquiring Fund	$112	$477	$867	$1,959
Acquiring Fund (pro forma)	$112	$467	$845	$1,908

C Class Shares

	1 Year	3 Years	5 Years	10 Years
Target Fund	$313	$1,677	$3,076	$6,302
Acquiring Fund	$313	$782	$1,377	$2,988
Acquiring Fund (pro forma)	$313	$771	$1,356	$2,943

You would pay the following expenses if you did not redeem your C Class shares:

C Class Shares

	1 Year	3 Years	5 Years	10 Years
Target Fund	$213	$1,677	$3,076	$6,302
Acquiring Fund	$213	$782	$1.377	$2,988
Acquiring Fund (pro forma)	$213	$771	$1,356	$2,943

Other Consequences of the Reorganization

Management Fee: Tortoise serves as the investment adviser to both the Target Fund and the Acquiring Fund. After the Reorganization, Tortoise will continue to serve as the investment adviser to the Acquiring Fund.

Target Fund Management Fee – Paid to Tortoise	Acquiring Fund Management Fee – Paid to Tortoise
0.85%	0.85%

Information Regarding Purchases, Exchanges and Redemption of Investor Class, Institutional Class and C Class Shares the Target Fund and Acquiring Fund

Buying Shares.  You may buy shares directly from the Target Fund and Acquiring Fund through the Funds’ transfer agent or through third-party financial intermediaries.  Your share price will be based on the next net asset value per share, plus any applicable sales charge, calculated after the transfer agent or an authorized financial intermediary receives your purchase request in “good order.” Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class	C Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500
Subsequent Minimum Investment	$100	$100	$100

Exchange Privilege.  You may exchange all or a portion of your investment from the Funds to the other funds in the Trust that Tortoise, or an affiliate of Tortoise, manages within the same class provided those funds are accepting purchases.  Shares must be exchanged into an identically-registered account(s).

Selling Shares.  You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its net asset value by placing an order directly with the Fund or through a financial intermediary. Your net asset value for a redemption will be the next computed net asset value after your request is received by the transfer agent or an authorized financial intermediary in “good order”.  If you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

For more information regarding purchases, exchanges, and redemptions of shares of the Funds, see “Additional Information About the Funds” and the information in Appendix B.

Portfolio Turnover

The Target Fund and the Acquiring Fund each pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds’ performance.  During the most recent fiscal year ended November 30, 2016, the portfolio turnover rate for the Target Fund was 108% and the portfolio turnover rate for the Acquiring Fund was 168%.

Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to the Reorganization, the Funds will receive upon the closing of the Reorganization an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code.  Accordingly, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the tax basis and holding period of the Target Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund shares received, the Target Fund’s shares given up must have been held as capital assets by the shareholder.

Neither the Target Fund nor the Acquiring Fund intends to sell any of its portfolio assets in connection with the Reorganization.  The actual tax effect of sales of Target Fund assets depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Target Fund.  Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to the Target Fund shareholders.

See “Information About the Reorganization – Federal Income Tax Consequences,” below for additional tax information.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this information statement/prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this information statement/prospectus, the Prospectus and Statement of Additional Information of the Target Fund and the Acquiring Fund, and the Reorganization Agreement.  Shareholders should read this entire information statement/prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.  Tortoise recommended that merging two similar funds could result in cost savings and economies of scale. After careful consideration, the Board has determined that there was no meaningful distinction between investment objectives, investment strategies and risks of the Target Fund and the Acquiring Fund.  The Board also noted the significant overlap in the investment portfolios of the Target Fund and the Acquiring Fund.  In addition, the Target Fund and the Acquiring Fund are served by the same Investment Committee.   In considering Tortoise’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization.  Pursuant to the Reorganization Agreement, Tortoise has agreed to bear all expenses incurred in connection with the Reorganization.

Following the Reorganization, the investment advisory fee paid by the Acquiring Fund (0.85% of the Acquiring Fund’s average daily net assets) will be identical to the advisory fee paid by the Target Fund (0.85% of the Target Fund’s average daily net assets).

Reorganization Agreement.  The Reorganization Agreement sets forth the terms by which the Target Fund will be reorganized into the Acquiring Fund.  The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization.  The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund, the Acquiring Fund will issue to the Target Fund that number of full and fractional Acquiring Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Target Fund, calculated as of the closing date of the Reorganization (the “Closing Date”).  The Target Fund will redeem its shares in exchange for the Acquiring Fund shares received by it and will distribute such shares to the shareholders of the Target Fund in complete liquidation of the Target Fund.  Target Fund shareholders will receive Acquiring Fund shares based on their respective holdings in the Target Fund as of the last business day preceding the Closing Date (the “Valuation Date”).

Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Target Fund as of the Valuation Date.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Target Fund and the Acquiring Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on or about June 19, 2017, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences.  The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

 The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Stradley Ronon Stevens & Young, LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund:

1.
The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

2.
no gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

3.
no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

4.
no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

5.
the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

6.
the holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

7.
no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

8.
the aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

9.
The holding period of the Acquiring Fund shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

10.
the Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund share. The Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund share and the Acquiring Fund shareholder’s tax basis in Target Fund shares allocable to the fractional Acquiring Fund share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund shares is more than one year as of the date of the Reorganization.

The advice of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The foregoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

As of November 30, 2016, the accumulated capital loss carryforwards for federal income tax purposes which are available to each Fund, subject to the limitations discussed below, to offset future taxable capital gains are as follows:

	Expiration	Short-Term	Long-Term
Energy Independence Fund	Unlimited	$1,324,057	$5,072,543

Select Opportunity Fund	Unlimited	$7,837,781	$5,500,837

The Reorganization would impact the use of the Target Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current year capital losses, and unrealized losses that exceed certain thresholds) generally in the following manner: (1) the pre-acquisition losses, subject to the limitations described herein, would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (2) the amount of the pre-acquisition losses that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of the Reorganization, and this yearly limitation would be increased by any capital gains realized after the Reorganization on securities held by the Target Fund that had unrealized appreciation at the time of the Reorganization; (3) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any pre-acquisition losses of the Target Fund; and (4) the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to the number of days).

The Reorganization would impact the use of the Acquiring Fund’s pre-acquisition losses generally in the following manner: (1) the shareholders of the combined Fund, subject to the limitations described herein, would benefit from the pre-acquisition losses rather than only the shareholders of the Acquiring Fund; and (2) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, any gains recognized after the Reorganization that are attributable to appreciation in the Target Fund’s portfolio at the time of the Reorganization would not be able to be offset by any pre-acquisition losses of the Acquiring Fund.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately June 18, 2017 .  Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

As a result of the blending of tax attributes of the Target Fund and the Acquiring Fund (as affected by the rules discussed above), shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Target Fund shareholder recognizing gain or loss with respect to each Target Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Acquiring Fund shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Target Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein and the tax opinion to be issued as described hereunder will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations

In considering and approving the Reorganization at a meeting held on March 29, 2017, the Board discussed the future of the Target Fund and the advantages of reorganizing the Target Fund into the Acquiring Fund.  Among other things, the Board also reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering the Reorganization, the Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.  The Board considered the following matters, among others and in no order of priority:

•	The Target Fund and the Acquiring Fund have the same investment objective of total return;

•	The fundamental investment restrictions are identical for the two Funds;

•	The Tortoise personnel that manage the Acquiring Fund are the same personnel that manage the Target Fund;

•	The Board will continue to oversee the Acquiring Fund;

•	The management fee for the Acquiring Fund is identical to the management fee for the Target Fund;

•
Following the Reorganization, the total operating expense ratio before expense reimbursement for the Acquiring Fund, including Target Fund fees and expenses, is expected to be substantially less than for the Target Fund;

•	The Reorganization, as contemplated by the Reorganization Agreement, will be a tax free reorganization;

•	The costs of the Reorganization, as contemplated by the Reorganization Agreement, will be borne by Tortoise;

•	The interests of the current shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

•
The Board considered the performance of the Acquiring Fund relative to the Target Fund and noted that while there were periods since inception that the Target Fund had outperformed the Acquiring Fund, the Acquiring Fund had significantly less volatile performance, which the Board considered to be a benefit to shareholders; and

•
 The Board considered that while there were principal risk factors for the Acquiring Fund that are not principal risk factors for the Target Fund, the principal risk factors of the Funds were substantively similar and an investment in the Acquiring Fund did not present significantly greater risk than an investment in the Target Fund.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Target Fund.  In considering the alternative of liquidation, the Board noted that: (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Target Fund at any time prior to closing without penalty; and (2) that the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with an identical investment objective and related investment strategy managed by the very same investment adviser and investment committee using a similar investment selection process while, at the same time, retaining the full benefit of the use of the Target Fund’s capital loss carryforward amounts.

Furthermore, the Board considered that Rule 17a-8(a)(3) permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met as noted below:

•	No fundamental policy of the merging company is materially different from the fundamental policies of the surviving company;

•	No advisory contract between the merging company is materially different from an advisory contract of the surviving company;

•
Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

•
Any distribution fees authorized to be paid by the surviving company pursuant to a plan adopted in accordance with Rule 12b-1 are no greater than the distribution fees authorized to be paid by the merging company pursuant to such a plan.

The Board noted that all these conditions had been met.  After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Target Fund and Acquiring Fund shareholders, and accordingly, unanimously approved the Reorganization with the Acquiring Fund and the Reorganization Agreement.

Valuation.  The Target Fund and the Acquiring Fund have the same Valuation Policy, which is more fully discussed in Appendix B “Shareholder Information for the Acquiring Fund.”  There are no differences between the valuation policies of the Funds.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Tortoise.  Such expenses include, without limitation:  (a) expenses associated with the preparation and distributing of this information statement/prospectus; (b) accounting fees; and (c) legal fees incurred by the Trust.  The costs and expenses of the Reorganization are estimated to be $50,000.

Capitalization.  The following table sets forth the capitalization of the Target Fund, the Acquiring Fund and, on a pro forma basis, the successor Acquiring Fund, as of April 28 , 2017, after giving effect to the Reorganization.

Fund Capitalization as of April 28, 2017	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund (Investor Class)	$1,083,796	139,506.679	$7.77
Target Fund (Institutional Class)	$4,239,917	540,015.525	$7.85
Target Fund (C Class)	$355,478	47,225.562	$7.53
Acquiring Fund (Investor Class)	$3,975,314	441,908.614	$9.00
Acquiring Fund (Institutional Class)	$49,462,885	5,491,311.988	$9.01
Acquiring Fund (C Class)	$1,292,876	146,898.962	$8.80
Acquiring Fund (Investor Class) (Pro Forma)	$5,059,110	562,387	$9.00
Acquiring Fund (Institutional Class) (Pro Forma)	$53,702,802	5,962,023	$9.01
Acquiring Fund (C Class) (Pro Forma)	$1,648,354	187,289	$8.80

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser.  Each Fund’s investment advisor is Tortoise Capital Advisors, L.L.C.

Investment Policies And Restrictions. The fundamental investment policies and restrictions of the Target Fund and the Acquiring Fund are described below.  As the investment restrictions and limitations are considered to be “fundamental” policies, they may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Target Fund and the Acquiring Fund, respectively.  The fundamental investment restrictions are identical for both the Target Fund and the Acquiring Fund.

Fundamental Investment Restrictions
Diversification
Each Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act.  A “diversified company” means that as to 75% of a Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Purchases and Sales of Real Estate
Each Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs).

Underwriting Activities
Each Fund may not underwrite the securities of other issuers (except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended).

Making Loans
Each Fund may not make loans of money (except for the lending of a Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Funds).

Borrowing and Issuance of Senior Securities
Each Fund may not issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies.

Concentration
Each Fund may not invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that each Fund will concentrate its assets in the energy industry, and under normal circumstances will invest at least 25% of such Fund’s total assets in the securities of companies that constitute the applicable industry.  The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Purchases and Sales of Commodities
Each Fund may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Funds from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The non-fundamental investment policies and restrictions of the Target Fund and the Acquiring Fund are described below.  Unless otherwise noted, the non-fundamental restrictions are identical for both the Target Fund and the Acquiring Fund.  The Board may change these non-fundamental investment restrictions without shareholder approval, but the change will only be effective after prior written notice is given to Fund shareholders.

Energy Independence Fund:
•
Under normal circumstances, the Energy Independence Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies.  A company is considered a North American energy company if (i) it is organized under the laws of a country located in, or maintains its principal place of business in, North America and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs, or providing associated transportation, processing, storage, servicing and equipment.

•
Under normal circumstances, the Energy Independence Fund will typically invest at least 70% of its total assets in securities of upstream energy companies.  A company is considered to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system.

•
Under normal circumstances, the Energy Independence Fund may invest up to: (i) 20% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.

•
Under normal circumstances, the Energy Independence Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by Tortoise to be of comparable credit quality.

•
Under normal circumstances, the Energy Independence Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Energy Independence Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid.

•	Under normal circumstances, the Energy Independence Fund may invest up to 10% of its total assets in securities of any one issuer.
•	The Energy Independence Fund will not invest in private companies.
•	The Energy Independence Fund will not engage in short sales of securities.

Select Opportunity Fund:
•
Under normal circumstances, the Select Opportunity Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.

•
Under normal circumstances, the Select Opportunity Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by Tortoise to be of comparable credit quality.

•
Under normal circumstances, the Select Opportunity Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Select Opportunity Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid.

•	Under normal circumstances, the Select Opportunity Fund may invest up to 15% of its total assets in securities of any one issuer.

Purchase, Redemption and Exchange Policies.  The purchase, redemption and exchange policies for Investor Class, Institutional Class and C Class shares of the Funds are identical and are highlighted below.  For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix B.

	Investor Class	Institutional Class	C Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500
Subsequent Minimum Investment	$100	$100	$100

Purchase, Redemption and Exchange Policies	Target Fund	Acquiring Fund
Purchases	By telephone, mail, wire, and through a broker-dealer or other third-party financial intermediary.	Same.
Redemptions	By telephone, mail, wire, and through a broker-dealer or other third-party financial intermediary.	Same.
Exchange Privileges
Permitted between a Fund and the other funds in the Trust that Tortoise, or an affiliate of Tortoise, manages within the same class, provided those funds are accepting purchases. Exchanges are only permitted between identically registered accounts.

Same.
Redemption Fees	None	Same.
Market Timing Policies
The Fund does not allow market timers.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies

Same.

Distributions.  The Target Fund and Acquiring Fund generally declare and distribute substantially all of their investment company taxable income and net capital gain, if any, at least annually.

Tax Information.  Both Funds’ distributions are taxable, and are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or Tortoise may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement.  Under the advisory agreement with the Trust, on behalf of both the Target Fund and the Acquiring Fund, Tortoise provides the Funds with investment research and advice and furnishes each Fund with an investment program consistent with that Fund’s investment objective and policies, subject to the supervision of the Board of Trustees. Tortoise determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board of Trustees on the Funds’ investments and performance.  Tortoise is solely responsible for making investment decisions on behalf of the Funds.  At its expense, Tortoise provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the Target Fund pays to Tortoise a monthly advisory fee at the annual rate of 0.85% of the Target Fund’s average daily net assets, and the Acquiring Fund pays a monthly advisory fee at the annual rate of 0.85% of the Acquiring Fund’s average daily net assets.

Valuation.  The Target Fund and the Acquiring Fund have the same Valuation Policy, which is more fully discussed in Appendix B “Shareholder Information for the Acquiring Fund.”  There are no differences between the valuation policies of the Funds.

Description of the Securities to be Issued; Rights of Shareholders.  Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Target Fund in the Reorganization.  Also set forth below is a discussion of the rights of shareholders of each Fund.  Because both Funds are series of the Trust, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Acquiring Fund and Target Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), the Trust’s Amended and Restated Agreement and Declaration of Trust, and the Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization.  Both the Target Fund and the Acquiring Fund are series of Managed Portfolio Series, an open-end management investment company organized as a Delaware statutory trust on January 27, 2011.  Both the Target Fund and the Acquiring Fund offer Investor Class, Institutional and C Class shares.  The Acquiring Fund also offers T Class shares.

Capital Stock.  The Trust is authorized to issue an unlimited number of shares.  The Target Fund and the Acquiring Fund are two series, or mutual funds, formed by the Trust.  Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value.  As of the date of this information statement/prospectus, shares of  34 other series of the Trust are offered in separate prospectuses and statements of additional information.  The Trust may start additional series and offer shares of new funds under the Trust at any time.

Voting Rights.  Each share of the Target Fund and the Acquiring Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund.  Trust shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  The Trust is not required to (nor does it) hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing trustees.  On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability.  The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust.  The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the Trust.  The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability.  The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights.  Shareholders of the Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  The Trust is managed under the general oversight of the Board.  The persons sitting on the Board will continue to be the same after the Reorganization.

Fund Management.  Tortoise is a Delaware limited liability company and an SEC-registered investment advisor.  Tortoise is wholly-owned by Tortoise Investments, LLC (“Tortoise Investments”, formerly Tortoise Holdings, LLC), a holding company.  The principal business address of Tortoise is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Tortoise’s website is www.tortoiseadvisors.com.  Tortoise will continue to be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization. Tortoise’s Investment Committee is responsible for the management of the portfolio of the Acquiring Fund and the Target Fund. The members of the Investment Committee will not change in connection with the Reorganization and they are described below.

H. Kevin Birzer, CFA, Chief Executive Officer and Managing Director
Mr. Birzer, Chief Executive Officer and Managing Director, is a co-founder and has been a Managing Director of Tortoise and member of the Investment Committee since 2002. He began his career in 1981 at KPMG Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. In 1990, Mr. Birzer co-founded Fountain Capital Management, LLC (“Fountain Capital”), a high yield bond management firm. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Zachary A. Hamel, CFA, Managing Director
Mr. Hamel is a co-founder and has been a Managing Director of Tortoise and member of the Investment Committee since 2002. Mr. Hamel joined Fountain Capital in 1997 and covered energy, chemicals and utilities. Mr. Hamel was a Partner at Fountain Capital from 2001 through September 2012.  Prior to joining Fountain Capital, Mr. Hamel worked for the FDIC for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He attained a Master of Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

Kenneth P. Malvey, CFA, Managing Director
Mr. Malvey is a co-founder and has been a Managing Director of Tortoise and member of the Investment Committee since 2002.  Mr. Malvey was a Partner at Fountain Capital from 2004 through September 2012. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently, he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Before joining GE Capital in 1996, he was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minn. He earned his CFA designation in 1996.

Terry C. Matlack, CFA, Managing Director
Mr. Matlack is a co-founder and has been a Managing Director of Tortoise and member of the Investment Committee since 2002. From 2001 to 2002, Mr. Matlack was a full-time Managing Director at Kansas City Equity Partners (“KCEP”). Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack served as the Executive Vice President and a board member of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University. He holds a Juris Doctorate and a Master of Business Administration degree from the University of Kansas. He earned his CFA designation in 1985.

Brian A. Kessens, CFA, Managing Director
Mr. Kessens joined Tortoise in 2008. He has been a portfolio manager of Tortoise since July 2013, a Managing Director of Tortoise since January 2015, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of Tortoise from June 2012 to July 2013, and an investment analyst from 2008 to June 2012.  Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick, CFA, Managing Director
Mr. Mick joined Tortoise in 2006. He has been a portfolio manager of Tortoise since July 2013, a Managing Director of Tortoise since January 2014, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of Tortoise from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee, CFA, Managing Director
Mr. Sallee joined Tortoise in 2005. He has been a portfolio manager of Tortoise since July 2013, a Managing Director of Tortoise since January 2014, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of Tortoise from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration.  He earned his CFA designation in 2009.

Robert J. Thummel, Jr., Managing Director
Mr. Thummel joined Tortoise in 2004. He has been a portfolio manager of Tortoise since July 2013, a Managing Director of Tortoise since January 2014, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of Tortoise from June 2012 to July 2013, and an investment analyst from 2004 to June 2012.  Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014.  Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

The Statement of Additional Information relating to this information statement/prospectus provides additional information about the Investment Committee members, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers.  Both the Acquiring Fund and the Target Fund use the services of U.S. Bancorp Fund Services, LLC (“USBFS”) as their transfer agent, administrator and fund accountant.  Both Funds also use the services of U.S. Bank, an affiliate of USBFS, as their custodian.  Upon completion of the Reorganization, USBFS and U.S. Bank will continue to provide services to the Acquiring Fund. Quasar Distributors, LLC acts as the distributor of shares of the Target Fund and the Acquiring Fund. The address of Quasar Distributors, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Accountants.  Ernst & Young LLP serves as the independent registered public accounting firm to both the Acquiring Fund and the Target Fund.

Ownership of Securities of the Funds.  As of the April 28, 2017 , the Funds had the following number of shares issued and outstanding.  As of the same date, directors and officers of the Target Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Shares Issued & Outstanding as of April 28 , 2017
Target Fund – Investor Class	139,506.679
Target Fund – Institutional Class	540,015.525
Target Fund – C Class	47,225.562
Target Fund Total	726,747.766
Acquiring Fund – Investor Class	441,908.614
Acquiring Fund – Institutional Class	5,491,311.988
Acquiring Fund – C Class	146,898.962
Acquiring Fund Total	6,080,119.564

As of April 28, 2017 , the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Fund and the Acquiring Fund or a class of such Fund:

Principal Shareholders and Control Persons as of April 28, 2017 – Target Fund	Total Shares	% Ownership	Type of Ownership
Investor Class
CHARLES SCHWAB 211 MAIN ST SAN FRANCISCO CA 94105-1905	76,395.680	54.76%	Record
NATIONAL FINANCIAL SERVICES LLC 100 CROSBY PARKWAY COVINGTON KY 41015	30,874.450	22.13%	Record
TORTOISE CAPITAL ADVISORS LLC 11550 ASH ST STE 300 COVINGTON KY 41015	11,967.042	8.58%	Record
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,092.440	7.23%	Record
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7,367.143	5.28%	Beneficial
Institutional Class
NATIONAL FINANCIAL SERVICES LLC 100 CROSBY PARKWAY COVINGTON KY 41015	340,399.419	63.04%	Record
CHARLES SCHWAB 211 MAIN ST SAN FRANCISCO CA 94105-1905	117,656.439	21.79%	Record
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	39,123.008	7.23%	Record

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13,103.552	27.75%	Record
C Class
TORTOISE CAPITAL ADVISORS LLC 11550 ASH ST STE 300 LEAWOOD KS 66211-7811	11,967.042	25.34%	Beneficial
STIFEL NICOLAUS & CO FBO VARIOUS SHAREHOLDERS 500 YGNACIO VALLEY RD STE 490 WALNUT CREEK CA 94596-3836	9,561.583	20.25%	Record
NATIONAL FINANCIAL SERVICES LLC 100 CROSBY PARKWAY COVINGTON KY 41015	7,887.365	16.70%	Record
RENEE K GRATTON 2764 S BRAUN WAY LAKEWOOD CO 80228-4955	2,444,988	5.18%	Beneficial
Principal Shareholders and Control Persons as of April 28, 2017 – Acquiring Fund	Total Shares	% Ownership	Type of Ownership
Investor Class
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	233,249.877	53.11%	Record
NATIONAL FINANCIAL SERVICES LLC 100 CROSBY PARKWAY COVINGTON KY 41015	116,400.696	26.50%	Record
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA 12TH FL NEW YORK NY 10004-1901	34,997.684	7.97%	Record
Institutional Class
NFS LLC FEBO BICKNELL FAM HOLDING CO LLC 4200 W 115TH ST STE 100 LEAWOOD KS 66211-2729	3,762,226.939	68.51%	Beneficial
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA 12TH FL NEW YORK NY 10004-1901	935,708.477	17.04%	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	508,346.420	9.26%	Recoord

C Class
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA 12TH FL NEW YORK NY 10004-1901	69,103.934	47.04%	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN DIEGO CA 92121-3091	35,560.690	24.21%	Record
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,721.767	15.47%	Record

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

AVAILABLE INFORMATION

The Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Funds with the SEC.  These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549).  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103.

EXPERTS

The financial statements and financial highlights of the Target Fund and the Acquiring Fund incorporated in this information statement/prospectus by reference from the Funds’ Annual Report on Form N‑CSR for the fiscal year ended November 30, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Target Fund at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ James R. Arnold
James R. Arnold
President, Managed Portfolio Series

APPENDIX A -
 AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this […] day of June, 2017 by and among (i) Managed Portfolio Series (the “Trust”), on behalf of its series the Tortoise North American Energy Independence Fund (the “Target Fund”), (ii) the Trust, on behalf of its series the Tortoise Select Opportunity Fund (the “Acquiring Fund”), and (iii) solely for the purposes of Section 9.1 of this Agreement, Tortoise Capital Advisors, L.L.C.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities, and (b) the corresponding full and fractional (to the third decimal place) shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute the full and fractional shares of the Acquiring Fund to Shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, a “Reorganization”);

WHEREAS, the Target Fund and the Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of full and fractional (to the third decimal place) Investor Class, Institutional Class and C Class Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), and (ii) to assume all of the liabilities of the Acquired Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)).

The Target Fund will distribute the Acquiring Fund Shares, received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Target Fund Shareholders”). Each Target Fund shareholder shall receive shares of the corresponding class of the Acquiring Fund to the class of the Target Fund held by such shareholder.  All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, goodwill, claims and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any.

(c) [Reserved.]

Appendix A-1

(d) Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. All issued and outstanding Target Fund Shares, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Trust.

(b) The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on […], 2017, or such other date as officers of the Trust may determine (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of business on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to the Reorganization:

(a) The Target Fund shall cause U.S. Bank National Association, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.  The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, such as brokers’ confirmation slips.

(b) The Target Fund shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by the Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

Appendix A-2

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Agreement and Declaration of Trust of the Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust.  The Trust and the Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund.  The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws;

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in violation of Delaware law or of the Trust’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Target Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

Appendix A-3

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Target Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i)  For each taxable year of its operation, if any, the Target Fund has met the requirements of Part I of Subchapter M of the Code for qualification as a regulated investment company (“RIC”) and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Target Fund currently qualifies, and through the Closing Date shall continue to qualify, as a regulated investment company under the Code.  Consummation of the transactions contemplated by the Plan will not cause the Target Fund to fail to be qualified as a RIC as of the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(ii)  All Federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all Federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof.  On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  No assessment has been asserted with respect to Tax Returns of the Target Fund.  There are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes.

(iii)  To the best knowledge of the Target Fund, there are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund.

(iv)  No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all Federal, state and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

Appendix A-4

 (k) As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(l) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(p) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(q) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

Appendix A-5

(r) The Information Statement referred to in Section 5.1(c), only insofar as it relates to the Target Fund, will, on the effective date of the Information Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with the information that was furnished by the Trust on behalf of the Acquiring Fund for use therein; and

(s) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

(t) The Trust, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(u) The Target Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Target Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end managed investment company under the 1940 Act.

4.2. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of the Trust’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

Appendix A-6

(e) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times between the commencement of operations of the Acquiring Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust;

(i) The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.  The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and intends to continue to qualify as a RIC after the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date;

(j) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(k) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(l) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o) The Information Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Acquiring Fund, will, on the effective date of the Information Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

Appendix A-7

(p) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

(q) On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the best knowledge of the Acquiring Fund, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(r) The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

5.           COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The Trust will call a meeting of the Trust’s Board of Trustees to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) In connection with the meeting of the Trust’s Board of Trustees referred to in Section 5.1(b) above, the Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an Information Statement on Form N-14 (the “Information Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Trust will file the Information Statement with the Commission.

(d) The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the Shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each Shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each Shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each Shareholder, for all of the Shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulations Section 1.6045A-1)), and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”).

Appendix A-8

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(l) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

5.2.  The Trust, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former Trustees and officers, acting in their capacities as such solely with regard to the Target Fund, under the Trust’s Agreement and Declaration of Trust and By-Laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund, its successors or assigns.  The obligation under this Section 5.2 of the Acquiring Fund shall be the obligation of the Acquiring Fund only and shall not be an obligation of any other existing or future series of the Trust.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

Appendix A-9

(a) All representations and warranties of the Acquiring Fund and the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date;

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c) The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) U.S. Bank National Association, the Target Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f) U.S. Bancorp Fund Services, LLC, the Target Fund’s transfer agent shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g) The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date; and

(h) The Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid prior to the Closing Date, a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the closing time on the Closing Date.

Appendix A-10

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, or the Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.  On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. That there shall be delivered to the Trust, on behalf of the Target Fund, and the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and the Trust, on behalf of the Target Fund, with regard to matters of fact:

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(vi) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(viii) The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix) The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code;

Appendix A-11

(x) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Stradley Ronon Stevens & Young, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.3.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1. Tortoise Capital Advisors, L.L.C. will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated.  The costs of the Reorganization shall include, but shall not be limited to, preparation, printing and distribution of the Information Statement for the Reorganization, legal fees, and accounting fees.  For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

9.2. The Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund, and its trustees, officers, employees and agents (the “Trust Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its trustees, officers or agents.

9.3. The Trust, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the members of the Target Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its trustees, officers or agents.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

Appendix A-12

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

Appendix A-13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Managed Portfolio,
on behalf of its series the Tortoise North American Energy Independence Fund

By:

Name:
Title:

Managed Portfolio Series,
on behalf of its series the Tortoise Select Opportunity Fund

By:

Name:
Title:

Tortoise Capital Advisors, L.L.C.,
solely for the purposes of Section 9.1 of this Agreement

By:

Name:
Title:

Appendix A-14

APPENDIX B -
 SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

The following is intended to provide shareholders with a more complete discussion of the purchase, redemption and exchange policies of the Trust (including, without limitation, the Acquiring Fund) noted in the above summary section, as well as other account and transaction policies.  The shareholder information presented below is identical for the Target Fund and the Acquiring Fund.

General Information
You may purchase shares of a Fund class or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open.

The price of each class of a Fund’s shares is based on its net asset value (“NAV”).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  A Fund’s NAVs are calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAVs will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of a Fund’s shares.

Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Fair Value Pricing.  Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause Tortoise to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that each Fund uses to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale.  Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time each Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the affected Fund or Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated.  The Funds’ investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies.  It is anticipated that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

Buying Shares
Shares of a Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by a Fund (as defined below).  Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Appendix B-1

Shares of the Funds have not been registered and are not offered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.

A service fee, currently $25, as well as any loss sustained by the Funds, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Minimum Investments
The minimum initial investment amount is $2,500 for the Investor Class, $1,000,000 for the Institutional Class and $2,500 for the C Class.  The minimum subsequent investment amount is $100 for all classes.  Each Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries
For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds.  Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received in a timely manner, as determined by the Transfer Agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	The name of the Fund(s);

•	The class of shares to be purchased;

•	The dollar amount of shares to be purchased;

•	Your Account Application or investment stub; and

•	A check payable to the name of each Fund or a wire transfer received by each Fund.

Appendix B-2

An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  Each Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Funds’ best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading Policy,” below.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Purchase by Mail.  To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
Name of the Fund(s)	Name of the Fund(s)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 855-TCA-FUND (855-822-3863) to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund(s), the class of shares, your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  You may not make initial purchases of Fund shares by telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Fund toll free at 855-TCA-FUND (855-822-3863).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure.

Appendix B-3

Subsequent Investments.  Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire.  You must call to notify the Funds at 855-TCA-FUND (855-822-3863) before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, each Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your checking or savings account.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed.  A Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled withdrawal.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Redeeming Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary.  You may redeem all or part of your investment in a Fund’s shares on any business day that a Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-TCA-FUND (855-822-3863).  Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

Appendix B-4

A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund;

•	The class of shares to be redeemed;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request.  Each Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act and as described below.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and

•	For all redemptions in excess of $100,000 from any shareholder account.

Appendix B-5

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the next calculated NAV per share upon receipt by the Funds of such request.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Name of the Fund(s)	Name of the Fund(s)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Wire Redemption.  Redemption proceeds may be sent via wire transfer.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-TCA-FUND (855-822-3863).  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;

•	The name in which your account is registered; or

•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  Each Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000.  This program may be terminated or modified by a Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount requested to be withdrawn exceeds  growth in your account, which includes any dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions.  Please call 855-TCA-FUND (855-822-3863) for additional information regarding the SWP.

Appendix B-6

The Funds’ Right to Redeem an Account.  Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund.  Each Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Funds generally pay redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold of the Funds’ net assets in securities instead of cash.  If a Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution.  In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. A Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.

Cancellations and Modifications.  The Funds will not accept a request to cancel or modify a transaction once processing has begun.  Please exercise care when placing a transaction request

Exchange Privileges

You may exchange all or a portion of your investment from the Funds to the other funds in the Trust that Tortoise, or an affiliate of Tortoise, manages within the same class provided those funds are accepting purchases.   The Funds available for exchange may not be available for purchase in your state.  Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state.  Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. The exchange privilege is not available for T Class shares.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges.

Account and Transaction Policies

Tools to Combat Frequent Transactions.  The Funds are intended for long-term investors and is not designed for investors who are seeking short-term gains.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take additional steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise judgment in implementing these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in their sole discretion.  To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Appendix B-7

Fair Value Pricing.  Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause Tortoise to believe that a security’s last sale price may not reflect its actual market value.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Check Clearance.  Please note that if the Funds’ transfer agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Suspension of Redemptions. A Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders.

Signature Guarantees.  Redemption proceeds will be sent to the address of record.  The transfer agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Appendix B-8

In addition to the situations described above, each Fund and/or the transfer agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Right to Reject Purchases.  The Funds may reject purchase orders when they are not received by a Fund in “good order” or when it is in the best interest of a Fund and its shareholders to do so.  If a purchase order is rejected for any reason, you will be notified.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 855-TCA-FUND (855-822-3863) to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This householding policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder.  It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Payments to Financial Intermediaries. The Funds may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of Tortoise, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Tortoise, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of Tortoise, for the sale of Fund shares and related services.  These payments and compensation are in addition to service fees paid by the Funds, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of a Fund or Funds on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund.  Tortoise may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions.  The Funds will distribute net investment income, if any, at least annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Funds may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-TCA-FUND (855-822-3863) in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains un-cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions.

Appendix B-9

Taxes.  Distributions of each Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, operational income from investments in MLPs, and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Funds’ distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent a Fund’s distributions of investment company taxable income are attributable to net short-term capital gains or operational income from investments in MLPs, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares. Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

Pursuant to provisions of Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

A Fund’s distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal income tax.  You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Funds’ shares and any gain on the transaction may be subject to federal income tax.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

Each Fund anticipates investing no more than 25% of its total assets in MLPs and other entities treated as qualified publicly traded partnerships.  Unlike direct investments in MLPs, income and losses from a Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. A Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099.  If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099.  Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Appendix B-10

Class Descriptions

The Acquiring Fund offers four classes — Investor Class, Institutional Class, C Class, and T Class. The Target Fund offers three different share classes — Investor Class, Institutional Class and C Class.  Sales charges and fees vary considerably between the Funds’ classes.  Each of the Funds’ share classes are available directly through the Funds’ Transfer Agent and certain share classes may be available through select financial intermediaries.  You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase.  Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.

The following table lists the key features of each of the Funds’ share classes.

	Investor Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100
Waiver/Reduction of Investment Minimums	At the Funds’ discretion
Although not limited to the list below, the Funds may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:

•  Certain retirement, defined benefit
      and pension plans;

•  Bank or trust companies investing
      for their own accounts or acting
      in a fiduciary or similar capacity;

•  Institutional clients of the
      Adviser;

•  Trustees and Officers of the
      Trust; and

•  Employee retirement plans
      sponsored by, affiliates of, or
      employees (including their
      immediate families) of, the
      Adviser or its affiliates.

			At the Funds’ discretion	At the Funds’ discretion

Appendix B-11

Investor Class	Institutional Class	C Class	T Class
Initial Sales harge
5.75% or less, with lower sales charges available for larger investments in a Fund. Additionally, Investor Class shares may be purchased at NAV by certain investors. See “Investor Class – Elimination of Initial Sales Load” below for additional information.
		None	None	2.50% or less, with lower sales charges available for larger investments in a Fund.
Contingent Deferred Sales Charge
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Funds may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase.  If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

None
No sales charge is payable at the time of purchase, although the Funds impose a CDSC of 1.00% on redemptions of those investments made within 12 months of the purchase.  The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	None	Rule 12b-1 fee of 1.00%	Rule 12b-1 fee of 0.25%
Annual Expenses	Higher than Institutional Class, lower than C Class, equal to T Class.	Lower than Investor Class, C Class and T Class.	Higher than Investor Class, Institutional Class and T Class.	Higher than Institutional Class, lower than C Class, equal to Investor Class.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. For financial intermediaries, this conversion feature is intended for shares held through a fee-based or wrap fee program and applies only where there is an agreement in place between the financial intermediary and the Advisor and/or the Distributor or their affiliates specifically for this purpose; in such instances, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.

Appendix B-12

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Investor Class

Sales Charges. Your purchase of Investor Class shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be charged on purchases of less than $1 million of Investor Class shares. The table below shows the percentage sales load that you will pay on purchases of Investor Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the net asset value of your resulting investment, the sales load expressed as a percentage of net asset value is higher.  You may be eligible under certain circumstances to aggregate existing and future investments in the Funds with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions.  Investor Class shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described under “Financial Intermediary-Specific Sales Charge Waivers and Discounts” below.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million(2)	0.00%	0.00%	0.00%

(1)	Percentages may vary slightly for particular investors as a result of rounding.
(2)
No sales load is payable at the time of purchase on investments of Investor Class shares of $1 million or more, although for such investments the Funds may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.

The commission or underwriter concessions paid to the Fund’s distributor (the “Distributor”) is the sales load less the dealer reallowance paid to certain financial intermediaries purchasing shares.  In addition, the Distributor will receive all sales loads on accounts without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales load or underwriter concessions it receives.  The Distributor may, at its discretion, reimburse the Adviser, the Adviser’s affiliates, or other dealers for distribution-related expenses they incur from the sales loads and underwriter concessions.  The Distributor may pay broker-dealers up to 1.00% on investments made in the Investor Class with no sales load.  This up-front sales commission is solely financed by the Adviser and not by investors or the Funds.

Reduced Sales Load.  You may qualify for a reduced sales load on purchases of Investor Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Funds) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load.  Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled.

Appendix B-12

ROA.  Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current Investor Class purchase with the collective value of the Investor Class shares of the Funds (as of each Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”).  You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members.

The Funds may amend or terminate this right of accumulation at any time.

LOI.  You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Funds’ Investor Class within the next thirteen months.  Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over a thirteen month period.  Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the thirteen-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.

Elimination of Initial Sales Load.  Certain investors are eligible to purchase or redeem Investor Class shares without a sales load.  You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility.  Failure to provide such notification may result in you paying a sales load.  No sales load is assessed on purchases or redemptions made for investment purposes by:

•
A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•
Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•	The Adviser and its affiliates;

•
Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

•
Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

•
Reinvestment of all or part of the proceeds of redemption of your Investor Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.

Appendix B-14

Fund shares so purchased may not be resold except to the Funds.  Sales load information is not separately posted on the Adviser’s website (www.tortoiseadvisors.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.

Purchases of $1 Million or More.  No sales load is payable at the time of purchase on investments of $1 million or more of a Fund’s Investor Class, although the Distributor may pay broker-dealers 1.00% on investments with no initial sales load. Accordingly, each Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.  The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.  The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Investor Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

C Class

Contingent Deferred Sales Charge.  No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in a Fund’s C Class.  This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or that Fund.  As a result, each Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed.  The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.  The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

Each Fund uses the first-in, first-out (“FIFO”) method to determine the 12 month holding period. Under this method, if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether a CDSC applies.  The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for at least 12 months from the date of purchase.  The CDSC does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains).

Sales Charge Waivers. C Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described under “Financial Intermediary-Specific Sales Charge Waivers and Discounts” below.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.  The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 1.00% of the average daily net assets of the C Class. 0.25% of the fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser’s affiliated broker dealer, for any distribution service or activity designed to retain Fund shareholders.  The party financing the first year advancement receives the Rule 12b-1 distribution fees from the Distributor for 12 months after a shareholder’s investment in a Fund as reimbursement for the amount that has been financed.  After the first 12 months, broker-dealers will receive ongoing 12b-1 fees associated with their clients’ investments. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Appendix B-15

Institutional Class

The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:

•
Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge clients an ongoing fee for advisory, investment, consulting or similar services;

•
Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge their clients transaction fees with respect to their investments in the Funds;

•	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;
•	Individuals and institutional investors such as defined benefit plans, foundations or endowments, that meet the minimum initial investment set by the Fund;
•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;
•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;

•	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
•	Certain insurance related products that have an agreement in place with respect to such purchases with the Distributor or its affiliates;
•	Certain advisory accounts of the Adviser or its affiliates;
•
Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and

•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares.  Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds.  As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Funds at any time.  In addition, a Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

Financial Intermediary-Specific Sales Charge Waivers and Discounts

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Investor Class Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Appendix B-16

Shares exchanged from C Class (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of each Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Investor Class, and C Class Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Investor Class and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Appendix B-17

Letter of Intent. T Class shares are not eligible for any waivers or reductions of the sales charges through Letters of Intent.

Share Class Eligibility. T Class Shares are only available through certain financial intermediaries with which the Distributor has an agreement to sell T Class shares. Certain financial intermediaries through whom you may invest in T Class Shares may have their own policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult Appendix A of the Funds’ prospectus and a representative of your financial intermediary about the availability of T Class Shares of the Fund and the financial intermediary’s policies, procedures and other information. Other share classes offered through this Prospectus may not be available from the financial intermediary through whom you may invest in T Class Shares. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.

Sales Charge Waivers. T Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load. Please consult Appendix A to the Funds’ Prospectus.

Contingent Deferred Sales Charge on Certain Redemptions. Contingent Deferred Sales Charges do not apply to redemptions of T Class Shares.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.  The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to registered broker-dealers, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the T Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.”

Appendix B-17

APPENDIX C -
 FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand the Funds’ financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Ernst & Young, LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Tortoise North American Energy Independence Fund
Investor Class
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from April 1, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.57	$9.86	$11.52	$10.00
Investment operations:
Net investment loss	(0.05)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.87	(1.63)	(1.59)	1.55
Total from investment operations	1.82	(1.68)	(1.66)	1.52
Less distributions from:
Net investment income	–	–	–	–
Net realized gains	–	(0.61)	(–)(3)	–
Total distributions	–	(0.61)	(–)(3)	–
Net asset value, end of period	$9.39	$7.57	$9.86	$11.52
Total Return(4)(5)	24.04%	(18.22)%	(14.39)%	15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,448	$785	$959	$404
Ratio of expenses to average net assets:
Before expense waiver/ reimbursement (6)	6.53%	3.39%	2.77%	6.39%
After expense waiver/ reimbursement (6)	1.35%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before expense waiver/ reimbursement (6)	(6.00)%	(2.40)%	(2.13)%	(5.75)%
After expense waiver/ reimbursement (6)	(0.82)%	(0.36)%	(0.71)%	(0.71)%
Portfolio turnover rate(5)	108%	40%	73%	21%

(1) Inception date of the Fund.
(2) For an Investor Class Share outstanding for the entire period.
(3) Amount per share is less than $0.01.
(4)Total return does not reflect sales charges.
(5) Not annualized for periods less than one year.
(6) Annualized for periods less than one year.

Appendix C-1

Tortoise North American Energy Independence Fund
Institutional Class

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from April 1, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.62	$9.90	$11.53	$10.00
Investment operations:
Net investment loss	(0.04)	(–)(3)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.90	(1.67)	(1.58)	1.54
Total from investment operations	1.86	(1.67)	(1.63)	1.53
Less distributions from:
Net investment income	–	–	–	–
Net realized gains	–	(0.61)	(–)(3)	–
Total distributions	–	(0.61)	(–)(3)	–
Net asset value, end of period	$9.48	$7.62	$9.90	$11.53
Total Return(4)	24.41%	(18.03)%	(14.12)%	15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,066	$8,419	$13,257	$4,017
Ratio of expenses to average net assets:
Before expense waiver/reimbursement (5)	6.28%	3.14%	2.52%	6.14%
After expense waiver/ reimbursement (5)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets:
Before expense waiver/ reimbursement (5)	(5.75)%	(2.15)%	(1.88)%	(5.50)%
After expense waiver/ reimbursement (5)	(0.57)%	(0.11)%	(0.46)%	(0.46)%
Portfolio turnover rate(4)	108%	40%	73%	21%

(1) Inception date of the Fund.
(2) For an Institutional Class Share outstanding for the entire period.
(3) Amount per share is less than $0.01.
(4) Not annualized for periods less than one year.
(5) Annualized for periods less than one year.

Appendix C-2

Tortoise North American Energy Independence Fund
C Class

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from April 1, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.42	$9.74	$11.46	$10.00
Investment operations:
Net investment loss	(0.22)	(0.29)	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.93	(1.42)	(1.56)	1.52
Total from investment operations	1.71	(1.71)	(1.72)	1.46
Less distributions from:
Net investment income	–	–	–	–
Net realized gains	–	(0.61)	(–)(3)	–
Total distributions	–	(0.61)	(–)(3)	–
Net asset value, end of period	$9.13	$7.42	$9.74	$11.46
Total Return (4)(5)	23.05%	(18.78)%	(14.99)%	14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$439	$468	$960	$837
Ratio of expenses to average net assets:
Before expense waiver/ reimbursement (6)	7.28%	4.14%	3.52%	7.14%
After expense waiver/ reimbursement (6)	2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets:
Before expense waiver/ reimbursement (6)	(6.75)%	(3.15)%	(2.88)%	(6.50)%
After expense waiver/ reimbursement (6)	(1.57)%	(1.11)%	(1.46)%	(1.46)%
Portfolio turnover rate(5)	108%	40%	73%	21%

(1) Inception date of the Fund.
(2) For a C Class Share outstanding for the entire period.
(3) Amount per share is less than $0.01.
(4)Total return does not reflect sales charges.
(5) Not annualized for periods less than one year.
(6) Annualized for periods less than one year.

Appendix C-3

Tortoise Select Opportunity Fund
Investor Class

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from September 30, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.80	$9.93	$10.06	$10.00
Investment operations:
Net investment income (loss)(3)	0.03	0.07	(–)(4)	0.01
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	1.38	(1.19)	(0.04)	0.05
Total from investment operations	1.41	(1.12)	(0.04)	0.06
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)	–
Net realized gains	–	–	(0.08)	–
Total distributions	(0.02)	(0.01)	(0.09)	–
Net asset value, end of period	$10.19	$8.80	$9.93	$10.06
Total Return(5)(6)	16.06%	(11.34)%	(0.38)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,068	$2,392	$5,845	$60
Ratio of expenses to average net assets:
Before expense waiver (7)	1.95%	1.91%	2.53%	25.45%
After expense waiver (7)	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver (7)	(0.19)%	(0.03)%	(1.23)%	(23.34)%
After expense waiver (7)	0.41%	0.53%	(0.05)%	0.76%
Portfolio turnover rate(6)	168%	126%	131%	44%

(1) Inception date of the Fund.
(2) For an Investor Class Share outstanding for the entire period.
(3) The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital.
(4) Amount per share is less than $0.01.
(5) Total return does not reflect sales charges.
(6) Not annualized for periods less than one year.
(7) Annualized for periods less than one year.

Appendix C-4

Tortoise Select Opportunity Fund
Institutional Class

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from September 30, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.83	$9.95	$10.06	$10.00
Investment operations:
Net investment income(3)	0.03	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	1.41	(1.17)	(0.02)	0.05
Total from investment operations	1.44	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.05)	(0.02)	(0.02)	–
Net realized gains	–	–	(0.08)	–
Total distributions	(0.05)	(0.02)	(0.10)	–
Net asset value, end of period	$10.22	$8.83	$9.95	$10.06
Total Return(4)	16.52%	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$38,363	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense waiver (5)	1.70%	1.66%	2.28%	25.20%
After expense waiver (5)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver (5)	0.06%	0.22%	(0.98)%	(23.09)%
After expense waiver (5)	0.66%	0.78%	0.20%	1.01%
Portfolio turnover rate(4)	168%	126%	131%	44%

(1) Inception date of the Fund.
(2) For an Institutional Class Share outstanding for the entire period.
(3) The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital.
(4) Not annualized for periods less than one year.
(5) Annualized for periods less than one year.

Appendix C-5

Tortoise Select Opportunity Fund
C Class

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Period from September 30, 2013(1) to November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.67	$9.86	$10.05	$10.00
Investment operations:
Net investment income (loss)(3)	(0.03)	0.04	(0.06)	– (4)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	1.36	(1.23)	(0.05)	0.05
Total from investment operations	1.33	(1.19)	(0.11)	0.05
Less distributions from:
Net investment income	(0.02)	(–)(4)	–	–
Net realized gains	–	–	(0.08)	–
Total distributions	(0.02)	(–)(4)	(0.08)	–
Net asset value, end of period	$9.98	$8.67	$9.86	$10.05
Total Return(5)(6)	15.41%	(12.06)%	(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,379	$1,151	$200	$50
Ratio of expenses to average net assets:
Before expense waiver (7)	2.70%	2.66%	3.28%	26.20%
After expense waiver (7)	2.10%	2.10%	2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver (7)	(0.94)%	(0.78)%	(1.98)%	(24.09)%
After expense waiver (7)	(0.34)%	(0.22)%	(0.80)%	0.01%
Portfolio turnover rate(6)	168%	126%	131%	44%

(1) Inception date of the Fund.
(2) For a C Class Share outstanding for the entire period.
(3) The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital.
(4) Amount per share is less than $0.01.
(5) Total return does not reflect sales charges.
(6) Not annualized for periods less than one year.
(7) Annualized for periods less than one year.

Appendix C-6

PART B -
 STATEMENT OF ADDITIONAL INFORMATION

  May 12 , 2017

REORGANIZATION OF

TORTOISE NORTH AMERICAN ENERGY INDEPENDENCE FUND
A series of Managed Portfolio Series

IN EXCHANGE FOR SHARES OF

TORTOISE SELECT OPPORTUNITY FUND
A series of Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (855) 746-3863

This Statement of Additional Information dated May 12 , 2017 (the “SAI”) is not a prospectus.  An information statement/prospectus dated May 12 , 2017 (the “Information Statement/Prospectus”) relating to the above referenced matter may be obtained from Managed Portfolio Series (the “Trust”), on behalf of the Tortoise Select Opportunity Fund (the “Acquiring Fund or the “Select Opportunity Fund”), by writing or calling the Funds at the address and telephone number shown above.  This SAI should be read in conjunction with such Information Statement/Prospectus.

You should rely only on the information contained in this SAI and the Information Statement/Prospectus.  The Trust has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

1.	The Statement of Additional Information for the Target Fund and Acquiring Fund, dated March 30, 2017.

2.	The audited financial statements of the Target Fund and the Acquiring Fund contained in the Annual Report of the Target Fund and the Acquiring Fund for the fiscal year ended November 30, 2016.

3.	Pro Forma Financial Information.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information for the Target Fund, dated March 30, 2017, is incorporated by reference to Post-Effective Amendment No. 283 to the Trust’s Registration Statement on Form N‑1A (File No. 811-22525), filed with the SEC on March 29, 2017.

•
Statement of Additional Information for the Acquiring Fund, dated March 30, 2017, is incorporated by reference to Post-Effective Amendment No. 283 to the Trust’s Registration Statement on Form N‑1A (File No. 811-22525), filed with the SEC on March 29, 2017

•
The audited financial statements of the Target Fund and the Acquiring Fund dated November 30, 2016 are incorporated by reference to the Annual Report of the Funds for the fiscal year ended November 30, 2016, filed on Form N-CSR (File No. 811-22525) with the SEC on January 30, 2017.

Copies of these materials and other information about the Trust, the Target Fund and the Acquiring Fund are available upon request and without charge by writing to the addresses below, by visiting the Funds website at www.tortoiseadvisors.com, or by calling the telephone number listed as follows:

Part B-1

Tortoise Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 1-855-TCA-FUND (1-855-822-3863)

Pro Forma Financial Information

Under the Reorganization Agreement, the Target Fund is proposed to be reorganized into the Acquiring Fund.

The unaudited pro forma financial statements set forth below are for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma amounts have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund for the period ended November 30, 2016 and are intended to present data as if the Reorganization of the Acquired Fund into the Acquiring Fund had taken place on the first day of the period ended November 30, 2016. The unaudited pro forma statements provided herein should be read in conjunction with the Annual Report of the Funds dated November 30, 2016.

Schedule of Investments
November 30, 2016 (Unaudited)

	Select Opportunity Fund			North American Energy Independence Fund
	(Acquiring Fund)			(Target Fund)(3)			Pro Forma*

	Shares	Fair Value	%	Shares	Fair Value	%	Shares	Fair Value	%
Common Stock			95.8%			95.1%			95.7%
Canadian Natural Gas/Natural Gas Liquids Pipelines			4.3%			0.0%			3.7%
TransCanada Corporation	40,663	$ 1,822,922		–	$ –		40,663	$ 1,822,922
The Netherlands Petrochemical			3.6%			0.0%			3.1%
LyondellBasell Industries N.V.	17,223	1,555,581		–	–		17,223	1,555,581
United States Crude Oil Pipelines			4.5%			0.0%			3.9%
Plains GP Holdings, L.P.	36,525	1,284,219		–	–		36,525	1,284,219
SemGroup Corp.	17,946	646,954		–	–		17,946	646,954
		1,931,173			–			1,931,173
United States Natural Gas Gathering/Processing			6.5%			0.0%			5.6%
Targa Resources Corp.	16,706	890,263		–	–		16,706	890,263
The Williams Companies, Inc.	61,886	1,899,900		–	–		61,886	1,899,900
		2,790,163			–			2,790,163
United States Natural Gas/Natural Gas Liquids Pipelines			12.3%			0.0%			10.6%
Cheniere Energy, Inc. (2)	42,240	1,725,926		–	–		42,240	1,725,926
Kinder Morgan, Inc.	38,013	843,889		–	–		38,013	843,889
ONEOK, Inc.	7,976	438,122		–	–		7,976	438,122
Spectra Energy Corporation	14,310	585,994		–	–		14,310	585,994
Tallgrass Energy GP, LP	68,440	1,656,248		–	–		68,440	1,656,248
		5,250,179			–			5,250,179
United States Oil & Gas Production			41.5%			95.1%			49.0%
Anadarko Petroleum Corporation	–	–		5,673	392,288		5,673	392,288
Antero Resources Corporation (2)	–	–		8,141	199,373		8,141	199,373
Cabot Oil & Gas Corporation	–	–		11,403	252,234		11,403	252,234
Carrizo Oil & Gas, Inc. (2)	9,586	405,871		6,172	261,323		15,758	667,194
Cimarex Energy Co.	–	–		2,443	336,841		2,443	336,841
Concho Resources Inc. (2)	9,112	1,303,198		2,260	323,225		11,372	1,626,423
Continental Resources, Inc. (2)	23,489	1,362,597		4,856	281,697		28,345	1,644,294
Devon Energy Corporation	14,012	677,200		5,990	289,497		20,002	966,697
Diamondback Energy, Inc. (2)	3,880	418,458		1,151	124,135		5,031	542,593
EOG Resources, Inc.	21,430	2,197,004		5,787	593,283		27,217	2,790,287
EQT Corporation	24,358	1,707,009		6,553	459,234		30,911	2,166,243
Gulfport Energy Corporation (2)	–	–		7,506	192,829		7,506	192,829
Laredo Petroleum, Inc. (2)	–	–		7,984	127,664		7,984	127,664
Newfield Exploration Company (2)	30,174	1,364,468		7,286	329,473		37,460	1,693,941

Part B-2

Select Opportunity Fund			North American Energy Independence Fund
(Acquiring Fund)			(Target Fund)(3)			Pro Forma*

Shares	Fair Value	%	Shares	Fair Value	%	Shares	Fair Value	%
Noble Energy, Inc.	16,758	639,485		4,940	188,511		21,698	827,996
Occidental Petroleum Corporation	–	–		1,166	83,206		1,166	83,206
Parsley Energy, Inc. (2)	21,875	834,531		8,314	317,179		30,189	1,151,710
PDC Energy, Inc. (2)	12,433	925,637		2,492	185,529		14,925	1,111,166
Pioneer Natural Resources Company	12,203	2,331,261		3,011	575,222		15,214	2,906,483
Range Resources Corporation	–	–		4,811	169,251		4,811	169,251
Rice Energy Inc. (2)	33,851	824,272		10,952	266,681		44,803	1,090,953
RSP Permian, Inc. (2)	19,985	892,330		6,436	287,367		26,421	1,179,697
SM Energy Company	22,116	881,544		3,822	152,345		25,938	1,033,889
Whiting Petroleum Corporation (2)	–	–		4,288	52,399		4,288	52,399
WPX Energy Inc. (2)	65,238	1,013,799		10,891	169,246		76,129	1,183,045
		17,778,664			6,610,032			24,388,696
United States Oilfield Services			8.2%			0.0%			7.1%
Fairmount Santrol Holdings Inc. (2)	90,122	867,875		–	–		90,122	867,875
Halliburton Company	16,928	898,707		–	–		16,928	898,707
Helmerich & Payne, Inc.	8,594	650,136		–	–		8,594	650,136
Patterson-UTI Energy, Inc.	8,704	232,136		–	–		8,704	232,136
U.S. Silica Holdings, Inc.	16,981	859,408		–	–		16,981	859,408
		3,508,262			–			3,508,262
United States Petrochemical			1.6%			0.0%			1.3%
Westlake Chemical Corporation	11,280	667,438		–	–		11,280	667,438
United States Power/Utility			3.9%			0.0%			3.3%
NextEra Energy Partners, LP	34,243	876,963		–	–		34,243	876,963
NRG Yield, Inc.	50,573	776,296		–	–		50,573	776,296
		1,653,259			–			1,653,259
United States Refining			9.4%			0.0%			8.1%
Marathon Petroleum Corporation	25,662	1,206,627		–	–		25,662	1,206,627
Phillips 66	13,638	1,133,045		–	–		13,638	1,133,045
Tesoro Corporation	11,198	910,958		–	–		11,198	910,958
Valero Energy Corporation	12,895	793,816		–	–		12,895	793,816
		4,044,446			–			4,044,446
Total Common Stock
		41,002,087			6,610,032			47,612,119
	(cost $35,048,438)			(cost $5,558,345)			(cost $40,606,783)
Short-Term Investment			2.1%			1.3%			2.0%
United States Investment Company			2.1%			1.3%			2.0%
Invesco Government & Agency Portfolio - Institutional Class, 0.29% (1)	893,333	893,333		94,671	94,671		988,004	988,004
	(cost $893,333)			(cost $94,671)			(cost $988,004)

Total Investments		41,895,420	97.9%		6,704,703	96.4%		48,600,123	97.7%
	(cost $35,941,771)			(cost $5,653,016)			(cost $41,594,787)
Other Assets in Excess of Liabilities, Net		914,628	2.1%		248,650	3.6%		1,163,278	2.3%
Total Net Assets		$ 42,810,048	100.0%		$ 6,953,353	100.0%		$ 49,763,401	100.0%

(1)	Rate indicated is the current yield as of November 30, 2016.
(2)	Non-income producing security.
(3)	All securities of the Target Fund comply with the investment policies and restrictions of the Acquiring Fund.

Part B-3

Pro Forma
Statements of Assets & Liabilities
November 30, 2016 (Unaudited)
	Tortoise Select Opportunity Fund (Acquiring Fund)	Tortoise North American Energy Independence Fund (Target Fund)	Pro Forma Adjustments	Pro Forma
Assets:
Investments, at fair value (cost $35,941,771, $5,653,016 and $41,594,787, respectively)	$41,895,420	$6,704,703	$-	$48,600,123
Dividends & interest receivable	71,699	426	-	72,125
Receivable for investment securities sold	1,109,521	217,675	-	1,327,196
Receivable for capital shares sold	134,188	54,481	-	188,669
Receivable for Adviser expense reimbursement	15,784	24,995	-	40,779
Prepaid expenses and other assets	22,102	9,339	-	31,441
Total assets	43,248,714	7,011,619	-	50,260,333

Liabilities:
Payable for investment securities purchased	28,774	-	-	28,774
Payable for capital shares redeemed	321,738	402	-	322,140
Payable to Adviser	27,623	4,397	-	32,020
Payable for fund administration & accounting fees	14,710	14,707	-	29,417
Payable for compliance fees	1,624	1,626	-	3,250
Payable for custody fees	1,092	1,195	-	2,287
Payable for transfer agent fees & expenses	9,024	8,205	-	17,229
Payable to trustees	405	238	-	643
Accrued expenses	32,135	26,968	-	59,103
Accrued distribution fees	1,541	528	-	2,069
Total liabilities	438,666	58,266	-	496,932

Net Assets	$42,810,048	$6,953,353	$-	$49,763,401

Net Assets Consist of:
Capital Stock	$53,434,672	$12,921,816	$-	$66,356,488
Undistributed (accumulated) net investment income (loss)	171,049	(39,648)	-	131,401
Accumulated net realized loss on investments	(16,749,321)	(6,980,502)	-	(23,729,823)
Net unrealized appreciation of investments and translations of foreign currency	5,953,648	1,051,687	-	7,005,335
Net Assets	$42,810,048	$6,953,353	$-	$49,763,401

Institutional Class

Net Assets	$38,363,511	$5,065,790	$-	$43,429,301
Shares issued and outstanding (1)	3,755,568	534,180	(38,268)	4,251,480
Net asset value, redemption price and minimum offering price per share	$10.22	$9.48		$10.22

Investor Class

Net Assets	$3,067,620	$1,448,275	$-	$4,515,895
Shares issued and outstanding (1)	300,962	154,187	(12,098)	443,051
Net asset value, redemption price and minimum offering price per share	$10.19	$9.39		$10.19
Maximum offering price per share (2)	$10.81	$9.96		$10.81

C Class

Net Assets	$1,378,917	$439,288	$-	$1,818,205
Shares issued and outstanding (1)	138,173	48,118	(4,100)	182,191
Net asset value, redemption price and minimum offering price per share	$9.98	$9.13		$9.98

(1) Unlimited shares authorized.
(2) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.
See accompanying Notes to Financial Statements.

Part B-4

Pro Forma
Statements of Operations
For the Year Ended November 30, 2016 (Unaudited)
	Tortoise Select Opportunity Fund (Acquiring Fund)	Tortoise North American Energy Independence Fund (Target Fund)	Pro Forma Adjustments	Pro Forma

Investment Income:
Dividends and distributions from common stock	$881,135	$26,117	$-	$907,252
Distributions from master limited partnerships	-	-	-	-
Less: return of capital on distributions	(302,352)	-	-	(302,352)
Less: foreign taxes withheld	(246)	(142)	-	(388)
Net dividends and distributions from investments	578,537	25,975	-	604,512
Dividends from money market mutual funds	2,589	467	-	3,056
Total investment income	581,126	26,442	-	607,568

Expenses:
Fund administration & accounting fees (See Note 6)	90,682	90,194	(84,000)	96,876
Transfer agent fees & expenses (See Note 6)	55,628	48,195	(45,000)	58,823
Advisory fees (See Note 6)	280,907	42,174	-	323,081
Audit & tax fees	42,001	42,835	(42,835)	42,001
Registration fees	41,987	38,284	(38,824)	41,447
Legal fees	10,580	11,449	(11,449)	10,580
Trustee fees (See Note 6)	10,523	10,284	(10,284)	10,523
Compliance fees (See Note 6)	9,750	9,751	(9,751)	9,750
Custody fees (See Note 6)	10,544	9,383	(4,800)	15,127
Other	8,315	8,598	(3,000)	13,913
Shareholder communication fees	1,372	261	-	1,633
Distribution fees:
Investor Class	5,352	3,075	-	8,427
C Class	11,943	3,904	-	15,847
Total expenses before interest expense on line of credit	579,584	318,387	(249,943)	648,028
Interest expense on line of credit	-	-	-	-
Total expenses before reimbursement	579,584	318,387	(249,943)	648,028
Less: expense reimbursement by Adviser	(198,762)	(256,830)	249,943	(205,649)
Net expenses	380,822	61,557	-	442,379
Net Investment Income (Loss)	200,304	(35,115)	-	165,189

Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized loss on investments, including foreign currency gain (loss)	(8,194,681)	(4,235,487)	-	(12,430,168)
Net change in unrealized appreciation of investments and translations of foreign currency	9,614,038	4,344,294	-	13,958,332
Net Realized and Unrealized Gain on Investments and Translations of Foreign Currency	1,419,357	108,807	-	1,528,164

Net Increase in Net Assets Resulting from Operations	$1,619,661	$73,692	$-	$1,693,353

See accompanying Notes to Financial Statements.

Part B-5

Notes to Pro Forma Financial Statements (Unaudited)

1.	Description of the Funds

Each of the Tortoise Select Opportunity Fund (the “Acquiring Fund”) and Tortoise North American Energy Independence Fund (the “Target Fund” and together with the Acquiring Fund, the “Funds”) is a series of Managed Portfolio Series (the “Trust”), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Each Fund is a non-diversified series with their own investment objectives and policies within the Trust.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2.	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) as if such acquisition had taken place on the first business day of the year ended November 30, 2016.

Under the terms of the Plan of Reorganization, the combination of the Acquiring Fund and the Target Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value (“NAV”). The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and the Acquiring Fund have been combined as of and for the year ended November 30, 2016. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund, and the result of operations for pre-combination periods of the Target Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds included in their respective annual reports dated November 30, 2016.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned Reorganization had taken place as of November 30, 2016.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Securities Transactions, Income and Distributions - Securities transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts.  Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each portfolio company and other industry sources.  These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Part B-6

The Funds distribute all net investment income, if any, and net realized capital gains, if any, annually in December. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications - Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents - Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

4.	Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Part B-7

Common stock (including MLPs) – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2016:

Target Fund	Level 1	Level 2	Level 3	Total
Common stock	$6,610,032	$-	$-	$6,610,032
Short-term investment	94,671	-	-	94,671
Total investments in securities	$6,704,703	$-	$-	$6,704,703

Acquiring Fund	Level 1	Level 2	Level 3	Total
Common stock	$41,002,087	$-	$-	$41,002,087
Short-term investment	893,333	-	-	893,333
Total investments in securities	$41,895,420	$-	$-	$41,895,420

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  There were no other transfers between levels in the Funds during the year ended November 30, 2016. The Funds did not invest in any Level 3 investments.

5.	Concentration Risk

Each of the Funds seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies.  Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

6.	Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund's average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse each Fund for its operating expenses, in order to ensure that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2018.  During the year ended November 30, 2016, the Adviser did not recoup any previously reimbursed expenses.

Part B-8

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2016 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

7.	Pro Forma Adjustments and Pro Forma Combined Columns

The unaudited pro forma adjustments and unaudited pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Reorganization of the Target Fund into the Acquiring Fund had occurred on December 1, 2015. The unaudited pro forma Statement of Assets and Liabilities and Schedules of Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred November 30, 2016. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on and for the year ended November 30, 2016. These pro forma numbers have been estimated in good faith based on information regarding the Funds for the year ended November 30, 2016.

8.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at November 30, 2016, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the NAV of shares of the Target Fund, as of November 30, 2016, divided by the NAV per share of the shares of the Acquiring Fund as of November 30, 2016. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at November 30, 2016:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	3,755,568	495,912	4,251,480
Investor Class	300,962	142,089	443,051
C Class	138,173	44,018	182,191

9.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any. The tax-basis cost of investments will remain unchanged for the combined Fund.

Part B-9

10.	Costs of Reorganization

All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred by the Funds in connection with the consummation of the transactions contemplated by this Reorganization will be borne by the Adviser and/or its affiliates, including the costs of liquidating the Target Fund’s portfolio securities that the Acquiring Fund indicates it does not wish to acquire in connection with the Reorganization; and provided that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either fund as a “regulated investment company” within the meaning of Section 851 of the Code. The costs of the Reorganization are estimated to be approximately $50,000.

Part B-10

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

ITEM 16. EXHIBITS:

(1)	(a)		Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.
	(b)		Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(2)			Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(3)			Not Applicable.
(4)			Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)			Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011.
(6)	(a)
Investment Advisory Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.

(i)
First Amendment to the Investment Advisory Agreement between the Trust, on behalf of the Tortoise North American Energy Independence Fund, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(ii)
Second Amendment to the Investment Advisory Agreement between the Trust, on behalf of the Tortoise Select Opportunity Fund, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(iii)
Third Amendment to the Investment Advisory Agreement between the Trust, on behalf of the Tortoise VIP MLP & Pipeline Portfolio, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

(iv)
Fourth Amendment to the Investment Advisory Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, Tortoise North American Energy Independence Fund, Tortoise Select Opportunity Fund, Tortoise VIP MLP & Pipeline Portfolio, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 285 to Registrant’s Registration Statement on Form N-1A, filed with the SEC on March 29, 2017..

(b)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, the Tortoise North American Energy Independence Fund, Tortoise Select Opportunity Fund and Tortoise VIP MLP & Pipeline Portfolio, and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 285 to Registrant’s Registration Statement on Form N-1A, filed with the SEC on March 29, 2017.

(7)	(a)
Distribution Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the SEC on May 26, 2011

(i)
First Amendment to the Distribution Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013

(ii)
Second Amendment to the Distribution Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(iii)
Third Amendment to the Distribution Agreement between the Trust, on behalf of the Tortoise North American Energy Independence Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(iv)
Fourth Amendment to the Distribution Agreement between the Trust, on behalf of the Tortoise Select Opportunity Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(v)
Fifth Amendment to the Distribution Agreement between the Trust, on behalf of the Tortoise VIP MLP & Pipeline Portfolio, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

(8)			Not Applicable.
(9)	(a)		Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(b)
to the Custody Agreement between the Trust and U.S. Bank National Association –  incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(c)
to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(d)
to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

10	(a)		Amended and Restated Rule 18f-3 Plan – incorporated herein by reference from Post-Effective Amendment No. 285 to Registrant’s Registration Statement on Form N-1A, filed with the SEC on March 29, 2017.
	(b)		Amended and Restated Rule 12b-1 Plan – incorporated herein by reference from Post-Effective Amendment No. 285 to Registrant’s Registration Statement on Form N-1A, filed with the SEC on March 29, 2017.
(11)	(a)
Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. for the Tortoise Select Opportunity Fund – incorporated herein by reference from Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2013.

(12)			Opinion and Consent of Stradley Ronon Stevens & Young, LLP regarding tax matters – to be filed.
(13)	(a)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.

(i)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC –  incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(ii)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(iii)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

(b)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(i)
Tenth Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(ii)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(iii)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

(c)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
(i)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC –  incorporated herein by reference from Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2013.

(ii)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(iii)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014.

(14)	Consent of Independent Registered Public Accounting Firm by Ernst & Young, LLP is filed herewith.
(15)	Not Applicable.
(16)
Power of Attorneys for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated November 18, 2015 – incorporated herein by reference from Post-Effective Amendment No. 217 to Registrant’s Registration Statement on Form N-1A filed on March 24, 2016.

(17)	Not Applicable. .

ITEM 17. UNDERTAKINGS:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin on the 11th day of May, 2017.

Managed Portfolio Series By: /s/ James R. Arnold James R. Arnold President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities on the 11th day of May, 2017.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ James R. Arnold	President and Principal Executive Officer
James R. Arnold

	/s/ Brian R. Wiedmeyer	Treasurer and Principal Financial Officer
Brian R. Wiedmeyer

*By:	/s/ James R. Arnold
James R. Arnold, Attorney-In-Fact pursuant to Power of Attorney

PART C
EXHIBIT INDEX

Exhibit Number	Description
(14)	Consent of Independent Registered Public Accounting Firm